Exhibit 10.3

Deutsche Bank

Deutsche Bank AG London
Winchester House
1 Great Winchester St,
London EC2N 2DB
Telephone: 44 20 7545 8000

c/o Deutsche Bank AG New York
60 Wall Street
New York, NY 10005
Telephone: 212-250-5977
Facsimile: 212-797-8826

June 28, 2005

Cephalon, Inc. (“Counterparty”)

41 Moores Road

Frazer, PA 19355

Attention: Kevin Buchi, Senior Vice President & Chief Financial Officer

 Dear Sirs / Madam:

Reference is made to the Confirmation (the “Confirmation”) dated as of June 2, 2005 between Deutsche Bank AG acting through its London Branch (“Deutsche”) and Cephalon, Inc. (“Counterparty”), which sets forth the terms and conditions of a warrant transaction (the “Transaction”) entered into between Deutsche and Counterparty.  Terms used herein and not defined herein have the meanings set forth in the Confirmation.  For purposes of this Amendment and the Confirmation, unless the context otherwise requires, all references herein and therein to “the Confirmation”, and “the Transaction”, shall be deemed references to the Confirmation as amended hereby, and the Transaction as governed by such amended Confirmation, respectively.

DEUTSCHE BANK AG IS NOT REGISTERED AS A BROKER DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  DEUTSCHE BANK AG, NEW YORK BRANCH HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THIS TRANSACTION AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTION. DEUTSCHE BANK AG, LONDON BRANCH IS NOT A MEMBER OF THE SECURITIES INVESTOR PROTECTION CORPORATION (SIPC).

In connection with the exercise of the option granted by Counterparty to the Underwriters (as such term is defined in the Underwriting Agreement) to purchase additional Reference Notes pursuant to the Underwriting Agreement (the “Option Exercise”), and as provided for in Section 10(d) of the Confirmation, Deutsche and the Counterparty intend to enter into this letter agreement (this “Amendment”) to amend the Confirmation in the manner set forth below.  In consideration of such premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Deutsche and the Counterparty hereby agree that:

(a)                                  In Section 2 of the Confirmation, the number “17,130,621” opposite the caption “Number of Warrants” is deleted and replaced with the number “19,700,214”.

(b)                                 On July 1, 2005, Deutsche, through the Agent, shall pay to Counterparty $23,024,055, representing payment of additional Premium with respect to the Transaction and this Amendment.

(c)                                  In Section 10(a) of the Confirmation, the definition of “Reference Notes” is hereby amended to read “. .. .of Counterparty, $800,000,000 principal amount of which were issued on June 7, 2005, and $120,000,000 principal amount of which were issued on July 1, 2005. . .”

(d)                                 By executing and delivering this Amendment, Counterparty shall be deemed to have represented and warranted to Deutsche, on each day from (and including) the date hereof, to (and including) the date by which Deutsche is able to initially complete a hedge of its position created by the Option Exercise and this Amendment, that:

(1)                                  it will not, and will not permit any person or entity subject to its control to, bid for or purchase Shares during such period; and

(2)                                  it has publicly disclosed all material information necessary for it to be able to purchase or sell Shares in compliance with applicable federal securities laws and that it has publicly disclosed all material information with respect to its condition (financial or otherwise).

(e)                                  In addition, by executing and delivering this Amendment, Counterparty, or Counterparty and Deutsche, as the case may be, shall be deemed to have made, on the date hereof, the representations and warranties set forth in Section 10(c) of the Confirmation, in clauses (i) through (v) under the heading “Mutual Representations” of Section 10 of the Confirmation and in clauses (i) through (iii) under the heading “Additional Counterparty Representations” of Section 10 of the Confirmation; provided that (w) each reference in each such Section or clause to “the Confirmation” shall be deemed to be a reference to the Confirmation as amended by this Amendment, (x) each reference in each such Section or clause to “the Transaction” shall be deemed to be a reference to the Transaction as governed by such amended Confirmation, (y) each reference in each such Section or clause to “the Trade Date” shall be deemed to be a reference to the date hereof and (z) each reference in each such Section or clause to “hereof”, “hereunder”, “herein”, “hereby” or any other similar reference shall be deemed to be a reference to the Confirmation as amended by this Amendment.

If the Option Exercise fails to close for any reason, then the entirety of this Amendment shall terminate automatically and no payments or deliveries shall be required in connection herewith.

This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

This Amendment shall be governed by and construed in accordance with New York law without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

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Please confirm that the foregoing correctly sets forth the terms of your agreement by signing and returning this Amendment.

Yours faithfully,

DEUTSCHE BANK AG, acting through its New York branch and solely in its capacity as Agent

	By:	/s/ Mark Haas

	Name:	Mark Haas
	Title:	Managing Director

	By:	/s/ David Dirvin

	Name:	David Dirvin
	Title:	Managing Director

Confirmed as of the date first written above:

CEPHALON, INC. (“Counterparty”)

By:	/s/ John E. Osborn

Name:	John E. Osborn
Title:	Senior Vice President, General Counsel and Secretary
entered into on this 30th day of June, 2005

DEUTSCHE BANK AG, LONDON

By:	/s/ David Dirvin

Name:	David Dirvin
Title:	Attorney-in-Fact

By:	/s/ Noreddine Sebti

Name:	Noreddine Sebti
Title:	Attorney-in-Fact